Prospectus and SAI Supplement

Filed Pursuant To 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated June 29, 2026

to the Prospectus and Statement of Additional Information, each dated May 1, 2026

This supplement (the “Supplement”) revises certain information contained in the above-referenced prospectus (the “Prospectus”) and statement of additional information (the “Statement of Additional Information”) regarding the International Equity Fund (the “Fund”), a series of Homestead Funds, Inc. Please read this Supplement carefully and keep it with your Prospectus and Statement of Additional Information for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting the Homestead Funds’ website at homesteadadvisers.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective June 12, 2026, Patrick Todd no longer serves as a portfolio manager of the Fund, and David Glickman became a portfolio manager of the Fund.

Accordingly, the following changes are effective immediately:

The disclosure in the section of the Prospectus entitled “Fund Summaries – International Equity Fund – Portfolio Management Team” is hereby deleted in its entirety and replaced with the following:

Ferrill Roll, Andrew West, Uday Cheruvu and xDavid Glickman serve as the portfolio managers of the Fund. Messrs. Roll and West have held this position since January 2016, Mr. Cheruvu has held this position since January 2024 and Mr. Glickman has held this position since June 2026. Messrs. Roll and West are the co-lead portfolio managers.

The disclosure in the section of the Prospectus entitled “Management of the Funds – Portfolio Managers – Subadviser to the International Equity Fund” is hereby deleted in its entirety and replaced with the following:

Harding Loevner LP (“Harding Loevner”)

400 Crossing Boulevard, 4th Floor

Bridgewater, NJ 08807

On January 15, 2016, Harding Loevner became the subadviser to the International Equity Fund. Harding Loevner was approved as subadviser to the Fund by the Funds’ Board on November 2, 2015, and the subadvisory contract between Harding Loevner and Homestead Advisers was approved by a shareholder vote on January 5, 2016.

Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of December 31, 2025, Harding Loevner managed approximately $40.9 billion in assets.

A discussion regarding the Board’s approval of the subadvisory agreement between Homestead Advisers, on behalf of the International Equity Fund, and Harding Loevner is included in the Fund’s Form N-CSR for the year ended December 31, 2025.

The portfolio managers involved in the day-to-day portfolio management of the International Equity Fund include the following persons. Their prior experience with Harding Loevner is shown below:

Ferrill Roll, CFA, has been a portfolio manager with Harding Loevner since 2001 and an analyst since 1996. He is a Co-Lead Portfolio Manager for the International Equity Fund. As an analyst, he focuses on financial services companies. Mr. Roll graduated from Stanford University in 1980 and joined Harding Loevner in 1996.

Andrew West, CFA, has been a portfolio manager since 2014 and an analyst since 2006. He is a Co-Lead Portfolio Manager for the International Equity Fund. From 2011 to 2019, he also served as Manager of Investment Research. As an analyst, he focuses on consumer discretionary and industrials companies. Mr. West graduated from the University of Central Florida in 1991 and received an MBA in Finance and International Business from New York University, Leonard N. Stern School of Business, in 2003. He joined Harding Loevner in 2006.

Uday Cheruvu, CFA, has been a portfolio manager of the International Equity strategy since 2024 and also serves as a research analyst covering the Information Technology and Communication Services sectors, a role he has served since 2020. He holds a Master of Applied Finance from Macquarie University, a BS in Engineering and Commerce from the University of Melbourne and the Chartered Financial Analyst (CFA) designation. He joined Harding Loevner in 2020.

David Glickman, CFA, has been a portfolio manager of the International Equity strategy since June 2026, the Co-Deputy Director of Research since January 2023, and an analyst since 2018. As an analyst, he focuses on Health Care companies. He holds a BA in Economics from Harvard University and the Chartered Financial Analyst (CFA) designation. He joined Harding Loevner in 2018.

The disclosure in the “Portfolio Managers – Harding Loevner” section of the Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

HARDING LOEVNER

The table below shows information regarding the other accounts managed by the portfolio management team of the International Equity Fund. The information for Ferrill Roll, Andrew West and Uday Cheruvu is provided as of December 31, 2025, the International Equity Fund’s most recent fiscal year end, and the information for David Glickman is provided as of June 23, 2026.

Name of Portfolio Manager(1)	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Ferrill Roll	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 9 197	$12,281,026,125 $ 4,138,563,283 $ 4,699,157,981

Andrew West	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 9 197	$12,281,026,125 $ 4,138,563,283 $ 4,699,157,981

Uday Cheruvu	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 9 197	$12,281,026,125 $ 4,138,563,283 $ 4,699,157,981

David Glickman	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 8 165	$12,847,808,059 $3,480,565,204 $4,414,215,119

(1)	Because Harding Loevner manages strategies with a team approach, accounts and associated assets appear multiple times for each team member.

As of December 31, 2025, Messrs. Roll, West and Cheruvu did not own any shares in the International Equity Fund. As of June 23, 2026, Mr. Glickman did not own any shares in the International Equity Fund.

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